POWER OF ATTORNEY

Know all by these presents, that the
undersigned hereby constiutes and
appoints each of Sirisha Gummaregula,
Michael E. Prevoznik,and Leo C.
Farrenkopf, Jr., signing singly, his
true and lawful attorney-in-fact to:

(1) execute for and on behalf of the
undersigned Forms 3, 4 and 5 in
accordance with Section 16(a) rules
hereunder;

(2) do and perform any and all acts for
and on behalf of the undersigned which
may be necessary or desirable to complete the execution of any such Form 3,4 or 5 and the timely filing of such form with the United States Securities and Exchange
Commission and any other authority;and

(3) take any other action of any type
whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the document executed to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite,necessary and proper to be done in the exercise of any ofthe rights and powers herein granted, as full to all intents and purposes as the undersigned might or could do if personally present,with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact,in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilitiesto comply with
Section 16 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has
caused this Power of Attorney to be
executed as of this 19th day of
December, 2005.
/s/ W. Thomas Grant II
Signature
W. Thomas Grant II

STATE OF KANSAS    )
	  	   ):ss.
COUNTY OF Johnson  )

On this 19th day of December, 2005, before me,the subscriber, personally appeared
W. Thomas Grant II, to me and known to me to be the same person described in and who executed the foregoing instrument,and he duly acknowledged to me that he executed the same.

/s/ Barb Cox
Notary Public, State of Kansas
My Commission Expires 2-7-09